POWER OF ATTORNEY

The undersigned, Christy L. Brown, does hereby constitute and appoint John C. Roberts, Paul A. Mikelson, David B. Kennedy, Michael J. Murphy, and Joseph M. Destache, and each of them with power to act without the others, the undersigned’s true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Northwestern Mutual Series Fund, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Company’s registration statement on Form N-1A, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Company such registration statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior powers of attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated: June 5, 2025

/s/ Christy L. Brown
Christy L. Brown
Director, Northwestern Mutual Series Fund, Inc.

POWER OF ATTORNEY

The undersigned, William J. Gerber, does hereby constitute and appoint John C. Roberts, Paul A. Mikelson, David B. Kennedy, Michael J. Murphy, and Joseph M. Destache, and each of them with power to act without the others, the undersigned’s true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Northwestern Mutual Series Fund, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Company’s registration statement on Form N-1A, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Company such registration statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior powers of attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated: June 5, 2025

/s/ William J. Gerber
William J. Gerber
Director, Northwestern Mutual Series Fund, Inc.

POWER OF ATTORNEY

The undersigned, Gail L. Hanson, does hereby constitute and appoint John C. Roberts, Paul A. Mikelson, David B. Kennedy, Michael J. Murphy, and Joseph M. Destache, and each of them with power to act without the others, the undersigned’s true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Northwestern Mutual Series Fund, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Company’s registration statement on Form N-1A, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Company such registration statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior powers of attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated: June 5, 2025

/s/ Gail L. Hanson
Gail L. Hanson
Director, Northwestern Mutual Series Fund, Inc.

POWER OF ATTORNEY

The undersigned, Elizabeth A. Levy-Navarro, does hereby constitute and appoint John C. Roberts, Paul A. Mikelson, David B. Kennedy, Michael J. Murphy, and Joseph M. Destache, and each of them with power to act without the others, the undersigned’s true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Northwestern Mutual Series Fund, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Company’s registration statement on Form N-1A, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Company such registration statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior powers of attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated: June 5, 2025

/s/ Elizabeth A. Levy-Navarro
Elizabeth A. Levy-Navarro
Director, Northwestern Mutual Series Fund, Inc.

POWER OF ATTORNEY

The undersigned, David Ribbens, does hereby constitute and appoint John C. Roberts, Paul A. Mikelson, David B. Kennedy, Michael J. Murphy, and Joseph M. Destache, and each of them with power to act without the others, the undersigned’s true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Northwestern Mutual Series Fund, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Company’s registration statement on Form N-1A, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Company such registration statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior powers of attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated: June 5, 2025

/s/ David Ribbens
David Ribbens
Director, Northwestern Mutual Series Fund, Inc.

POWER OF ATTORNEY

The undersigned, John C. Roberts, does hereby constitute and appoint Paul A. Mikelson, David B. Kennedy, Michael J. Murphy, and Joseph M. Destache, and each of them with power to act without the others, the undersigned’s true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Northwestern Mutual Series Fund, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Company’s registration statement on Form N-1A, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Company such registration statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior powers of attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated: June 9, 2025

/s/ John C. Roberts
John C. Roberts
Director, Northwestern Mutual Series Fund, Inc.

POWER OF ATTORNEY

The undersigned, Donald M. Ullmann, does hereby constitute and appoint John C. Roberts, Paul A. Mikelson, David B. Kennedy, Michael J. Murphy, and Joseph M. Destache, and each of them with power to act without the others, the undersigned’s true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Northwestern Mutual Series Fund, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Company’s registration statement on Form N-1A, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Company such registration statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior powers of attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated: June 5, 2025

/s/ Donald M. Ullmann
Donald M. Ullmann
Director, Northwestern Mutual Series Fund, Inc.